SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 19, 2004

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-14555	23-2254007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02               Results of Operations and Financial Condition.

On October 19, 2004, Leesport Financial Corp. (the “Company”) issued a press release discussing the Company’s third quarter results.  The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits:

The following exhibit is furnished herewith:

99.1         Press Release, dated October 19, 2004, of Leesport Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: October 19, 2004

	By:	/s/ Raymond H. Melcher, Jr.
Raymond H. Melcher, Jr.
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated October 19, 2004, of Leesport Financial Corp.